EXHIBIT 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven D. Shackelford, the Chief Financial Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 9th day of August 2004.



                                         /s/ Steven D. Shackelford
                                         -----------------------------------
                                         Steven D. Shackelford
                                         Chief Financial Officer


                                         A  signed   original  of  this  written
                                         statement  required  by Section 906 has
                                         been  provided  to the Company and will
                                         be   retained   by  the   Company   and
                                         furnished   to   the   Securities   and
                                         Exchange  Commission  or its staff upon
                                         request.